Investment Strategy - AMG GW&K Small Cap Growth Fund	Apr. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. companies. Small-capitalization companies are those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of April 30, 2025, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 27, 2025), the range of market capitalizations of the Russell 2000® Index was $119.4 million to $7.4 billion. As of October 31, 2025, the range of market capitalizations of the S&P SmallCap 600 Index was $295.97 million to $28.963 billion. As of October 31, 2025, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $24.74 million to $28.963 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.